UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 9, 2006
UNITED DOMINION REALTY TRUST, INC.
(Exact name of registrant as specified in charter)

Maryland (State or other jurisdiction of Incorporation)	1-10524 (Commission File Number)	54-0857512 (I.R.S. Employer Identification No.)
1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
     On February 10, 2006, the Board of Directors of United Dominion Realty Trust, Inc. (the “Company”), approved the Company’s Series D Out-Performance Program, pursuant to which certain of our executive officers and other key employees may be given the opportunity to invest in performance shares of United Dominion Realty, L.P., a Delaware limited partnership in which we are the general partner, and the 2006 PARS Program, under which participants are awarded a number of shares of common stock with a target grant date value equal to a percentage of the participant’s base salary. The shares of common stock are performance contingent stock awards and are issued under the Company’s 1999 Long-Term Incentive Plan. The Series D out-performance shares that the Company intends to offer under the Series D Out-Performance Program will constitute a new series of out-performance shares issued under our New Out-Performance Program approved by our stockholders at our Annual Meeting of Stockholders on May 3, 2005.
     A description of the New Out-Performance Program is attached as Exhibit 10.01 to our Current Report on Form 8-K dated May 3, 2005 and filed with the Securities and Exchange Commission on May 9, 2005 (Commission File No. 1-10524) and is incorporated herein by reference. A description of the Series D Out-Performance Program is attached to this report as Exhibit 10.2 and is incorporated herein by reference.
     The 2006 PARS Program will commence as of January 1, 2006 and could result in a maximum pay-out of $4.7 million if the Company’s performance is at 100% of the targeted Funds From Operations and performance percentile. The Company’s 1999 Long-Term Incentive Plan is attached as Exhibit 99.5 to the Company’s Current Report on Form 8-K dated December 31, 2004 and filed with the Securities and Exchange Commission on January 11, 2005 (Commission File No. 1-10524) and is incorporated herein by reference.
ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On February 9, 2006, the Board of Directors of the Company appointed Thomas C. Wajnert to the Company’s Board of Directors, effective February 9, 2006, filling the vacancy created by the increase in the size of the Board of Directors by the amendment to the Company’s Amended and Restated Bylaws described in Item 5.03 of this report. As of the filing date of this report, the committees of the Board of Directors to which Mr. Wajnert will be named have not been determined. A copy of the press release dated February 15, 2006, announcing the appointment of Mr. Wajnert to the Company’s Board of Directors is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On February 9, 2006, the Board of Directors of the Company approved an amendment to the Company’s Amended and Restated Bylaws to increase the number of directors constituting the Board of Directors of the Company from ten to eleven. The amendment, which amends Section 3.1 of the Company’s Amended and Restated Bylaws, is effective as of February 9, 2006. A copy of the amendment is attached to this report as Exhibit 3.2 and is incorporated herein by reference.
ITEM 8.01. Other Events.
     On February 14, 2006, the Company announced that its Board of Directors approved a 4.2% increase in its annual common stock dividend for 2006 to $1.25 per share. A copy of the press release announcing the increase in the annual common stock dividend is attached as Exhibit 99.2 to this report and is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws (as amended through May 4, 2004)(incorporated by reference to Exhibit 3.02 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, Commission File No. 1-10524).

3.2	Amendment No. 1 to Amended and Restated Bylaws.

10.1	Description of the Company’s New Out-Performance Program (incorporated by reference to Exhibit 10.01 to the Company’s Current Report on Form 8-K dated May 3, 2005 and filed with the Securities and Exchange Commission on May 9, 2005, Commission File No. 1-10524).

10.2	Description of the Series D Out-Performance Program.

10.3	1999 Long-Term Incentive Plan (incorporated by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K dated December 31, 2004 and filed with the Securities and Exchange Commission on January 11, 2005, Commission File No. 1-10524).

99.1	Press Release dated February 15, 2006 regarding the appointment of Thomas C. Wajnert to the Board of Directors.

99.2	Press Release dated February 14, 2006 regarding common stock dividend increase.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.
Date: February 15, 2006	/s/ Scott A. Shanaberger
Scott A. Shanaberger
Senior Vice President and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws (as amended through May 4, 2004)(incorporated by reference to Exhibit 3.02 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, Commission File No. 1-10524).

3.2	Amendment No. 1 to Amended and Restated Bylaws.

10.1	Description of the Company’s New Out-Performance Program (incorporated by reference to Exhibit 10.01 to the Company’s Current Report on Form 8-K dated May 3, 2005 and filed with the Securities and Exchange Commission on May 9, 2005, Commission File No. 1-10524).

10.2	Description of the Series D Out-Performance Program.

10.3	1999 Long-Term Incentive Plan (incorporated by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K dated December 31, 2004 and filed with the Securities and Exchange Commission on January 11, 2005, Commission File No. 1-10524).

99.1	Press Release dated February 15, 2006 regarding the appointment of Thomas C. Wajnert to the Board of Directors.

99.2	Press Release dated February 14, 2006 regarding common stock dividend increase.